UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06416

DTF Tax-Free Income Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder	Lawrence R. Hamilton
DTF Tax-Free Income Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: 1-800-338-8214

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders follows.

LETTER TO

SHAREHOLDERS

June 15, 2012

Dear Fellow Shareholder:

The Current Municipal Market Environment and Your Fund:

The municipal bond market provided investors an exceptional return over the past six months as yields declined to generational low levels. Buoyed by declining U.S. Treasury rates, improving municipal credit fundamentals, strong demand for municipal bonds and manageable levels of new issuance, the Fund’s common shares recorded a solid return of 13% for the six months ended April 30, 2012 and 23.6% for the twelve months ended April 30, 2012. The positive momentum of these fundamental and technical factors has helped the municipal bond market to be one of the best performing U.S. asset classes over the past year.

We believe that the market’s strong momentum may well persist into the third quarter, especially with regard to the amount of municipal debt projected to mature or be called during the next few months. It is estimated that the amount of net issuance (new issuance less bond calls, redemptions and maturities) during the June-August period will amount to negative $29 billion. We expect the scarcity of high quality bonds to continue to keep yields hovering near record low levels. We anticipate that, as state revenues continue to recover from the Great Recession, municipal market fundamental and technical conditions will remain sound, making the asset class a preferred investment choice for income oriented investors.

As we head into the second half of 2012, uncertainty surrounding the U.S. and global economy and the European sovereign debt problems will remain the focus of all fixed income investors. While those macro concerns will clearly remain front and center for municipal bond investors, additional factors relating to municipal credit, new issue volume and the supply and demand for municipal bonds will also be important determinants of performance as we move through the year.

Credit: Tax collections across the country have steadily improved over the past 18 months and now are approaching or even exceeding pre-recession levels for many states. However, despite a general improvement in the credit profile of municipal issuers, fiscal challenges persist across the country. State and local governments need to continue implementing budget improving initiatives such as reducing their workforce, engaging in pension reform, increasing or implementing new fees and taxes and even entering into shared-services agreements to adjust to the current fiscal realities.

Historically speaking, municipal bankruptcy is an infrequent occurrence. In fact, over the past 60+ years, there have been fewer than 500 municipal bankruptcy filings out of approximately 55,000 municipal entities. By comparison, in 2010 alone, 56,282 businesses filed for bankruptcy protection in the United States. When looking at municipal defaults, the comparison is similar. Since 1970, fewer than 75 municipal issuers that were rated by Moody’s have defaulted on their obligation to pay debt service. Municipal bankruptcy/default is hardly a common event compared to the corporate world, where these events occur more frequently (57 Moody’s rated corporate issuers defaulted in 2010 alone). Municipal defaults and bankruptcies have been and will most likely continue to be isolated events affecting primarily non-rated issuers. We expect that municipalities will continue to make the necessary adjustments needed to maintain their creditworthiness and that while there will occasionally be headlines about municipal bankruptcies and/or defaults, we do not anticipate that these events will become a systemic problem for the municipal bond market.

New Issue Volume: After a relatively slow start to the year, the new issue market has experienced a revival. Issuers appear to be taking advantage of historically low municipal interest rates and high investor demand for municipal bonds to refund older, higher cost debt with new issues. However, with municipalities still hesitant to take on incremental debt service during a time of continuing fiscal challenges, we do not expect to see issuance levels return to the robust levels of 2007-2010 in the near term. The market is on pace to see about $320 billion of new issuance in 2012 (slightly above last year’s level). While that is a big number, when compared to recent years like 2009 and 2010 when issuance exceeded $400 billion, this is sizably lower. With municipalities still wary of taking on the additional cost of debt while their fiscal situations are vulnerable, we may see this relatively lower issuance persist over the next few years. This lower amount of issuance has clearly helped to keep yields low. While limited issuance creates scarcity value, it also makes price discovery difficult, which impedes secondary trading, so this will be an important market technical as we move throughout the balance of the year in 2012.

Demand: Since the end of the fourth quarter of 2011, open-end mutual funds have experienced over $20B of net inflows. This represents the best start to a year since 1993. These 20-plus weeks of inflows have helped drive municipal yields to historically low levels, as mutual funds continue to invest this steady stream of investor purchases into the market. When compared to other fixed income investments, we believe that tax-exempt municipal bonds still represent good value, especially when evaluated on a taxable equivalent basis. The DTF Fund is a good example of this attractive taxable equivalent yield. On April 30, 2012, the Fund was paying an 84-cent annualized dividend with a share price of $17.06. This monthly dividend translated into a current yield of 4.92% which equates to a taxable equivalent current yield of 7.57% for an individual in the top federal tax bracket. This equals over 550 basis points higher than the yield available on a 10-year taxable U.S. Treasury bond.

Clearly, 2012 is off to a good start for municipal bond investors, on both an absolute and relative basis. In fact, municipal bond investments have performed well during the 10-year period ended April 30, 2012, during which the market produced an average annual total return of 5.4% as measured by the Barclays Capital Municipal Bond Index (the Index). However, with municipal bond yields hovering near 40-year lows, it is difficult to imagine that the market can continue to produce returns similar to the past few years. With a current yield-to-worst of just 2.46% as measured by the Index, the municipal bond market would need to see interest rates decline substantially to produce returns similar to 2011. While certainly possible, we are assigning a low probability to this occurring. As such, the balance of 2012 will most likely be a year of clipping bond coupons while looking for improving credits to achieve some level of principal appreciation.

In managing the DTF Fund, we continue to emphasize an investment strategy of owning higher quality bonds, given the ongoing fiscal challenges facing many municipalities across the country. The Fund is well diversified across multiple sectors with transportation, water and sewer, education, pre-refunded, and electric and gas bonds representing the Fund’s largest exposures. We continue to be attracted to revenue-backed bonds because they generally provide a sound legal framework for investors. The theme of high quality is evident in the fact that almost two-thirds of the portfolio’s holdings are rated AA or higher. Additionally, the Fund is well diversified geographically, with exposure to 28 states along with Puerto Rico and Washington D.C. We continue to be fully invested along the entire yield curve in order to insulate the portfolio from potential changes in interest rates and the shape of the yield curve that may occur from future Federal Reserve actions and changing investor sentiment.

Outlook: As 2012 moves into the third quarter, investors will be closely watching the U.S. economy and the developments in Europe. In addition to these macro themes, we expect ongoing market attention to the fiscal challenges facing municipalities, the tax-exempt status of municipal bonds and interest rate volatility. Even though credit headwinds will continue to confront municipalities, our expectation is that tax revenues will slowly improve as the economy muddles along, thereby helping municipalities to strengthen their balance sheets following the prolonged recession. We believe that municipal bond defaults and bankruptcies will remain isolated events that will generate more media attention than market impact. While the level of discussion surrounding the tax-exempt status of municipal bonds will probably be elevated, it seems unlikely that any legislation would gain traction in Washington that would affect the relative value of tax-exempt income until after the November elections later this year. Although there is a risk of higher interest rates as the economy improves, changes in municipal yields generally are only a fraction of the changes that occur in yields for U.S. Treasuries and other fixed income asset classes. In addition, municipals are currently yielding more than similarly maturing U.S. Treasuries, while offering a predictable stream of tax-exempt income and principal protection. Therefore, we believe that tax-exempt municipal bonds will continue to be an important asset class for clients with a goal of wealth protection and tax-exempt income and that our conservative style of management will help navigate through these uncertain times.

Fund Performance:

The following table compares the DTF Fund’s total return, on an NAV and share price basis, to its Lipper peer group and the Barclays Capital Municipal Bond Index for one-, three-, five- and ten-year periods:

	ANNUALIZED TOTAL RETURN
	(04/30/12)[1]
	One Year	Three Years	Five Years	Ten Years
DTF Fund (NAV)[2]	15.4%	9.7%	6.2%	5.9%
DTF Fund (Share Price)[3]	23.6	16.4	8.0	6.4
Lipper Peer Group Average Return (NAV)[4]	23.0	14.3	6.0	6.7
Lipper Peer Group Average Return (Share Price)[4]	25.4	16.6	6.5	7.5
Barclays Capital Municipal Bond Index[5]	11.4	7.4	5.6	5.4

1 Past performance is not indicative of future results. Current performance may be lower or higher than the performance in historical periods.

2 Source: Administrator of the Fund. Total return of the Fund represents the change in net asset value from the beginning of the period through the period ending date of 04/30/2012 and assumes the reinvestment of dividends and distributions.

3 Source: Administrator of the Fund. Shares of the Fund are traded on the New York Stock Exchange (NYSE) using the symbol DTF. Total return of the Fund represents the change in the DTF share price from the beginning of the period through the period ending date of 04/30/2012 and assumes the reinvestment of dividends and distributions in the Fund’s dividend reinvestment plan.

4. Source: Lipper Inc. General Municipal Debt Funds (Leveraged) peer group average return.

5. Source: Barclays Capital.

The Fund has increased its monthly common dividend by 40% since February of 2009, despite the many challenges facing the municipal bond market. One principal reason why the Fund was able to increase its dividends has been the low cost of leverage over the past few years. During this period, common shareholders have benefited from a very steep municipal yield curve that has allowed the Fund to pay a very low dividend rate on its preferred stock while re-investing the proceeds into much higher yielding bonds. However, that relationship between cost of leverage and investment returns could change in the future. If leverage costs were to move higher, future dividend increases would be more difficult to implement and the dividend rate could even decrease.

We continue to appreciate your interest in the DTF Tax-Free Income Fund and look forward to being of continued service in the future.

Timothy M. Heaney, CFA	Nathan I. Partain, CFA
Chief Investment Officer	Director, President & Chief Executive Officer

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS

April 30, 2012

(Unaudited)

Principal Amount (000)	Description (a)	Value (Note 2)
	LONG-TERM INVESTMENTS—142.5%
	Arizona—3.1%
$2,000	Arizona St. Trans. Brd. Hwy. Rev.,
	5.00%, 7/1/30, Ser. B	$2,235,620
2,000	Salt River Proj. Agric. Impvt. & Pwr. Dist. Elec. Sys. Rev.,
	5.00%, 1/1/38, Ser. A	2,169,020

		4,404,640

	California—19.4%
2,000	Bay Area Toll Auth. Rev.,
	5.125%, 4/1/39, Ser. F-1	2,165,420
500	California St. Gen. Oblig.,
	5.50%, 3/1/26	568,970
1,000	California St. Gen. Oblig.,
	6.00%, 4/1/38	1,153,090
500	California St. Gen. Oblig.,
	5.50%, 3/1/40	554,965
2,000	California Statewide Communities Dev. Auth. Rev.,
	5.75%, 7/1/47, FGIC	2,146,920
1,545	Fresno Swr. Rev.,
	6.25%, 9/1/14, Ser. A-1, AMBAC	1,637,175
3,000	Golden State Tobacco Securitization Corp. Rev.,
	5.75%, 6/1/47, Ser. A-1	2,459,070
500	Imperial Irrigation District Elec. Sys. Rev.,
	5.00%, 11/1/36, Ser. B	540,605
2,000	Los Angeles Wastewtr. Sys. Rev.,
	5.00%, 6/1/26, Ser. A, NRE	2,080,860
2,500	Riverside Cnty. Sngl. Fam. Rev.,
	7.80%, 5/1/21, Ser. A, Escrowed to maturity(b)	3,578,700
7,840	San Bernardino Cnty. Res. Mtge. Rev.,
	9.60%, 9/1/15, Escrowed to maturity(b)	10,196,469
1,040	Saratoga Unified Sch. Dist. Gen. Oblig.,
	Zero Coupon, 9/1/20, Ser. A, FGIC / NRE	802,318

		27,884,562

	Connecticut—3.4%
1,000	Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
	5.00%, 7/1/25, Ser. C, RAD	1,001,960
$1,000	Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
	5.00%, 7/1/41, Ser. A	$1,052,520
700	Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
	5.00%, 7/1/32, Ser. A	750,477
2,500	Mashantucket Western Pequot Tribe Spl. Rev., 144A,
	5.75%, 9/1/18, Ser. B(c)(d)	979,750
1,000	South Central Connecticut Reg. Wtr. Auth. Rev.,
	5.00%, 8/1/41, Ser. 26	1,107,630

		4,892,337

	District of Columbia—2.7%
1,000	District of Columbia Inc. Tax Rev.,
	5.00%, 12/1/31, Ser. A	1,138,780
1,500	District of Columbia Wtr. & Swr. Auth. Rev.,
	5.00%, 10/1/33, FGIC / NRE	1,597,785
1,000	Metropolitan Washington D.C. Airport Auth. Rev.,
	5.00%, 10/1/18, Ser. A, AGM / AMBAC	1,151,840

		3,888,405

	Florida—11.0%
1,500	Broward Cnty. Port Fac. Rev.,
	6.00%, 9/1/23, Ser. A	1,770,135
1,000	Escambia Cnty. Hlth. Fac. Auth. Rev.,
	6.00%, 8/15/36	1,094,810
2,210	Florida Mun. Ln. Council Rev.,
	5.375%, 8/1/20, Ser. B, NRE	2,252,565
2,000	Florida St. Bd. of Ed. Gen. Oblig.,
	5.00%, 6/1/21, Ser. A	2,112,880
70	Highlands Cnty. Hlth. Fac. Auth. Rev.,
	5.125%, 11/15/32, Ser. G, Prerefunded 11/15/16 @ $100(b)	83,494
1,930	Highlands Cnty. Hlth. Fac. Auth. Rev.,
	5.125%, 11/15/32, Ser. G	2,034,066
2,000	JEA Wtr. & Swr. Rev.,
	4.25%, 10/1/41, Ser. A	2,008,500
2,000	Orlando and Orange Cnty. Expwy. Auth. Rev.,
	5.00%, 7/1/35, Ser. B, BHAC / AMBAC	2,037,220

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2012

(Unaudited)

Principal Amount (000)	Description (a)	Value (Note 2)
$2,000	Seminole Cnty. Sales Tax Rev.,
	5.25%, 10/1/31, Ser. B, NRE	$2,429,780

		15,823,450

	Georgia—10.4%
2,385	Atlanta Wtr. & Wastewtr. Rev.,
	5.00%, 11/1/29, Ser. A, FGIC / NRE	2,389,102
715	Atlanta Wtr. & Wastewtr. Rev.,
	5.00%, 11/1/38, Ser. A, FGIC / NRE	715,929
2,000	Fulton Cnty. Sch. Dist. Gen. Oblig.,
	5.375%, 1/1/16	2,332,580
50	Georgia Mun. Elec. Auth. Pwr. Rev.,
	6.40%, 1/1/13, Ser. Y, Escrowed to maturity(b)	51,892
780	Georgia Mun. Elec. Auth. Pwr. Rev.,
	6.40%, 1/1/13, Ser. Y, AMBAC	805,506
5,500	Georgia Mun. Elec. Auth. Pwr. Rev.,
	6.50%, 1/1/20, Ser. X, AMBAC	6,515,795
2,000	Metro. Atlanta Rapid Tran. Auth. Rev.,
	5.00%, 7/1/39, Ser. 3	2,170,180

		14,980,984

	Idaho—0.1%
68	Idaho Hsg. Agcy. Sngl. Fam. Mtge. Sr. Rev.,
	6.60%, 7/1/27, Ser. B	68,336

	Illinois—7.1%
1,000	Chicago Bd. of Ed. Gen. Oblig.,
	5.50%, 12/1/30, Ser. A, AMBAC	1,196,810
500	Chicago Multi-Family Hsg. Rev.,
	4.90%, 3/20/44, FHA	502,335
1,000	Chicago Park Dist. Gen. Oblig.,
	5.00%, 1/1/27, Ser. A, AMBAC	1,067,320
1,000	Illinois Fin. Auth. Ed. Rev.,
	5.375%, 9/1/32, Ser. C, Prerefunded 9/1/17 @ $100(b)	1,232,620
1,000	Illinois Fin. Auth. Rev.,
	6.00%, 8/15/38, Ser. A	1,098,280
2,000	Illinois St. Gen. Oblig.,
	5.50%, 1/1/29	2,322,420
1,500	Illinois St. Toll Hwy. Auth. Rev.,
	5.50%, 1/1/33, Ser. B	1,636,860
$1,000	Railsplitter Tobacco Settlement Auth. Rev.,
	6.00%, 6/1/28	$1,134,760

		10,191,405

	Indiana—7.3%
1,000	Indiana Fin. Auth. Hospital Rev.,
	5.875%, 5/1/29, Ser. A	1,037,110
5,000	Indiana Mun. Pwr. Agcy. Pwr. Supply Sys. Rev.,
	6.00%, 1/1/13, Ser. B, NRE	5,182,500
2,100	Indianapolis Local Pub. Impvt. Bond Bank Rev.,
	5.25%, 7/1/33, Ser. A, Prerefunded 7/1/12 @ 100(b)	2,117,808
2,000	Indianapolis Local Pub. Impvt. Bond Bank Rev.,
	5.00%, 2/1/38, Ser. A	2,170,700

		10,508,118

	Louisiana—1.6%
1,000	Louisiana St. Gasoline & Fuels Tax Rev.,
	5.00%, 5/1/41, Ser. A	1,058,720
1,100	Regional Tran. Auth. Louisiana Sales Tax Rev.,
	5.00%, 12/1/30, AGM	1,229,206

		2,287,926

	Maryland—1.5%
2,000	Maryland St. Trans. Auth. Rev.,
	5.00%, 7/1/37, AGM	2,182,460

	Massachusetts—6.2%
3,000	Massachusetts Bay Trans. Auth. Rev.,
	5.50%, 7/1/29, Ser. B, NRE	3,948,120
2,000	Massachusetts St. College Bldg. Auth. Rev.,
	5.00%, 5/1/40, Ser. B	2,161,420
1,500	Massachusetts St. Dev. Fin. Agcy. Solid Waste Disp. Rev.,
	5.00%, 2/1/36	1,528,050
1,000	Massachusetts St. Gen. Oblig.,
	5.50%, 8/1/30, Ser. A, AMBAC	1,324,280

		8,961,870

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2012

(Unaudited)

Principal Amount (000)	Description (a)	Value (Note 2)
	Michigan—1.8%
$500	Detroit Gen. Oblig.,
	5.25%, 11/1/35	$534,630
2,000	Detroit Wtr. Supply Sys. Rev.,
	5.00%, 7/1/30, Ser. A, FGIC / NRE	2,000,560

		2,535,190

	Nebraska—4.2%
500	Nebraska St. Pub. Pwr. Dist. Gen. Rev.,
	5.00%, 1/1/34, Ser. A	563,675
2,000	Omaha Gen. Oblig.,
	5.25%, 4/1/27	2,637,320
2,500	Omaha Pub. Pwr. Dist. Elec. Rev.,
	6.20%, 2/1/17, Ser. B, Escrowed to maturity(b)	2,840,475

		6,041,470

	Nevada—4.2%
2,165	Clark Cnty. Gen. Oblig.,
	5.00%, 11/1/22, AMBAC	2,428,697
1,400	Las Vegas Valley Wtr. Dist. Gen. Oblig.,
	5.00%, 6/1/25, Ser. B, NRE	1,439,228
2,000	Nevada St. Gen. Oblig.,
	5.00%, 12/1/24, Ser. F, AGM	2,192,960

		6,060,885

	New Jersey—4.8%
1,025	New Jersey Econ. Dev. Auth. Rev.,
	4.95%, 3/1/47	1,024,979
2,000	New Jersey St. Gen. Oblig.,
	5.25%, 7/1/17, Ser. H	2,413,160
1,000	New Jersey St. Tpk. Auth. Rev.,
	5.00%, 1/1/36, Ser. H	1,092,840
2,000	New Jersey Trans. Trust Fund Auth. Rev.,
	5.25%, 12/15/22, Ser. A	2,446,340

		6,977,319

	New York—6.3%
1,000	Albany Industrial Dev. Agy. Rev.,
	5.00%, 4/1/32, Ser. A	929,600
800	Long Island Pwr. Auth. Elec. Sys. Rev.,
	5.00%, 12/1/35, Ser. B	833,840
1,000	Metro. Trans. Auth. Rev.,
	5.25%, 11/15/31, Ser. A, FGIC / NRE	1,020,840
$1,000	New York City Mun. Wtr. Fin. Auth. Rev.,
	5.375%, 6/15/43, Ser. EE	$1,137,710
1,000	New York City Mun. Wtr. Fin. Auth. Rev.,
	5.50%, 6/15/43, Ser. EE	1,151,770
1,500	New York St. Dorm. Auth. Rev.,
	7.25%, 10/1/28, Ser. C	1,881,645
2,000	New York St. Dorm. Auth. St. Personal Inc. Tax Rev.,
	5.00%, 3/15/30, Ser. F	2,161,640

		9,117,045

	Ohio—5.2%
750	Deerfield Twp. Tax Increment Rev.,
	5.00%, 12/1/25	794,115
1,000	Hamilton Elec. Sys. Rev.,
	4.60%, 10/15/20, Ser. A, AGM	1,094,450
750	Ohio St. Air Quality Dev. Auth. Rev.,
	5.70%, 2/1/14, Ser. A	801,180
500	Ohio St. Gen. Oblig.,
	5.00%, 9/1/30, Ser. A	570,480
1,040	Ohio St. Tpk. Comm. Tpk. Rev.,
	5.00%, 2/15/31, Ser. A	1,155,263
2,445	Ohio St. Wtr. Dev. Auth. Rev.,
	5.50%, 6/1/20, Ser. B, AGM	3,122,461

		7,537,949

	Pennsylvania—7.1%
2,000	Delaware Cnty. Auth. Rev.,
	5.00%, 6/1/21, Ser. A, Prerefunded 6/1/15 @ $100(b)	2,262,560
1,000	East Stroudsburg Area Sch. Dist. Gen. Oblig.,
	7.75%, 9/1/27, Ser. A, FGIC / NRE	1,254,430
1,000	Pennsylvania Econ. Dev. Fin. Auth. Res. Recov. Rev.,
	4.625%, 12/1/18, Ser. F, AMBAC	991,240
2,000	Pennsylvania St. Higher Ed. Facs. Auth. Rev.,
	5.00%, 6/15/28, Ser. AL	2,327,180
1,020	Pennsylvania St. Tpk. Comm. Oil Franchise Tax Rev.,
	5.00%, 12/1/23, Ser. A-2, AGT	1,190,289
2,000	Philadelphia Wtr. & Wastewtr. Rev.,
	5.00%, 1/1/41, Ser. A	2,149,740

		10,175,439

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2012

(Unaudited)

Principal Amount (000)	Description (a)	Value (Note 2)
	Puerto Rico—2.2%
$1,000	Puerto Rico Elec. Pwr. Auth. Rev.,
	5.00%, 7/1/25, Ser. PP, FGIC / NRE	$1,049,190
2,000	Puerto Rico Sales Tax Financing Corp. Rev.,
	5.00%, 8/1/46, Ser. C	2,103,780

		3,152,970

	Rhode Island—2.7%
2,000	Rhode Island Hlth. & Edl. Bldg. Corp. Higher Ed. Facs. Rev.,
	5.00%, 9/1/37	2,188,540
1,600	Rhode Island Hlth. & Edl. Bldg. Corp. Higher Ed. Facs. Rev.,
	5.00%, 11/1/41	1,732,032

		3,920,572

	South Carolina—1.1%
1,500	Spartanburg Waterworks Rev.,
	5.25%, 6/1/28, Prerefunded 6/1/14 @ $100(b)	1,649,550

	Tennessee—1.9%
1,500	Tennessee Energy Acquisition Corp. Rev.,
	5.25%, 9/1/20, Ser. A	1,677,420
1,000	Tennessee Energy Acquisition Corp. Rev.,
	5.25%, 9/1/21, Ser. A	1,121,720

		2,799,140

	Texas—12.0%
1,000	Alliance Airport Auth. Inc. Rev.,
	4.85%, 4/1/21	1,069,320
2,500	Bexar Met. Wtr. Dist. Waterworks Sys. Rev.,
	5.00%, 5/1/25, NRE	2,503,075
1,000	Dallas Area Rapid Transit Rev.,
	5.25%, 12/1/48	1,088,250
1,000	Everman Indep. Sch. Dist. Gen. Oblig.,
	5.00%, 2/15/36, PSF	1,114,760
500	Houston Arpt. Sys. Rev.,
	5.00%, 7/1/32, Ser. A	540,110
1,000	Houston Hotel Occupancy Tax & Spl Rev.,
	5.25%, 9/1/29, Ser. A	1,077,140
1,000	Klein Indep. Sch. Dist. Gen. Oblig.,
	5.00%, 8/1/38, Ser. A, PSF	1,090,570
$2,000	Lower Colorado River Auth. Rev.,
	5.00%, 5/15/31, AGM	$2,002,180
1,935	McLennan Cnty. Pub. Fac. Corp. Proj. Rev.,
	6.625%, 6/1/35	2,108,724
1,200	North Texas Twy. Auth. Rev.,
	5.75%, 1/1/40, Ser. A, BHAC	1,356,792
1,975	Pharr-San Juan-Alamo Indep. Sch. Dist. Gen. Oblig.,
	5.50%, 2/1/33, PSF	2,265,602
1,000	Spring Branch Indep. Sch. Dist. Gen. Oblig.,
	5.25%, 2/1/38, PSF	1,105,460

		17,321,983

	Utah—1.5%
1,000	Utah Trans. Auth. Sales Tax Rev.,
	5.00%, 6/15/32, Ser. A, AGM	1,129,850
1,000	Utah Trans. Auth. Sales Tax Rev.,
	5.00%, 6/15/36, Ser. A, AGM	1,115,670

		2,245,520

	Virginia—4.5%
2,000	Virginia College Bldg. Auth. Rev.,
	5.00%, 2/1/23, Ser. E-1	2,527,660
1,500	Virginia St. Hsg. Dev. Auth. Rev.,
	4.55%, 1/1/24	1,532,445
2,050	Virginia St. Pub. Bldg. Auth. Rev.,
	5.00%, 8/1/29, Ser. B	2,345,528

		6,405,633

	Washington—1.9%
500	Energy Northwest Wind Proj. Rev.,
	4.75%, 7/1/21, NRE	524,895
2,000	King Cnty. Swr. Rev.,
	5.00%, 1/1/52	2,163,980

		2,688,875

	West Virginia—1.0%
1,500	Monongalia Cnty. Bldg. Comm. Hospital Rev.,
	5.00%, 7/1/30, Ser. A	1,513,455

	Wisconsin—3.1%
2,000	Wisconsin St. Gen. Rev.,
	6.00%, 5/1/33, Ser. A	2,432,620

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2012

(Unaudited)

Principal Amount (000)	Description (a)	Value (Note 2)
$2,000	Wisconsin St. Hlth. & Edl. Facs. Auth. Rev.,
	6.50%, 4/15/33	$2,047,460

		4,480,080

	Wyoming—3.2%
4,000	Wyoming St. Farm Loan Brd. Cap. Facs. Rev.,
	5.75%, 10/1/20	4,631,920

	Total long-term investments (Cost $189,177,458)	205,329,488

Shares
	SHORT-TERM INVESTMENT—0.6%
800	State Street Institutional Tax-Free Money Market Fund (Cost $799,591)	$799,591

	TOTAL INVESTMENTS—143.1%
	(Cost $189,977,049)	206,129,079
	Other assets in excess of liabilities—2.0%	2,917,290
	Liquidation value of remarketed preferred stock—(45.1%)	(65,000,000)

	NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$144,046,369

(a)	The following abbreviations are used in portfolio descriptions to indicate an obligation of credit support, in whole or in part:

AMBAC—Ambac Assurance Corporation.

AGM—Assured Guaranty Municipal Corporation.

AGT—Assured Guaranty Corp.

BHAC—Berkshire Hathaway Assurance Corporation.

FGIC—Financial Guaranty Insurance Company.

FHA—Federal Housing Authority.

NRE—National Public Finance Guarantee Corporation.

PSF—Texas Permanent School Fund.

RAD—Radian Asset Assurance Inc.

(b)	Prerefunded and escrowed to maturity issues are secured by escrowed cash, government obligations, or other securities.
(c)	Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A to qualified institutional buyers. At April 30, 2012, such securities amounted to a value of $979,750 or 0.68% of net assets applicable to common stock.
(d)	Non-income producing security; issue in default.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at April 30, 2012:

	Level 1	Level 2
Money Market Fund	$799,591	—
Municipal Bonds	—	$205,329,488

Total	$799,591	$205,329,488

There were no Level 3 priced securities held and there were no significant transfers between Level 1 and Level 2 during the six months ended April 30, 2012.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2012

(Unaudited)

Summary of Ratings as a Percentage of Long-Term Investments

(Unaudited)

At April 30, 2012

Rating *	%
AAA	8.4
AA	55.6
A	27.5
BBB	4.7
BB	0.5
B	1.2
NR	2.1

100.0

*	Individual ratings are grouped based on the lower rating of Standard & Poor’s Financial Services LLC (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) and are expressed using the S&P ratings scale. If a particular security is rated by either S&P or Moody’s, but not both, then the single rating is used. If a particular security is not rated by either S&P or Moody’s, then a rating from Fitch Ratings Ltd. is used, if available.

Summary of State Diversification as a Percentage of Net Assets Applicable to Common Shareholders

(Unaudited)

At April 30, 2012

State	%
California	19.4
Texas	12.0
Florida	11.0
Georgia	10.4
Indiana	7.3
Illinois	7.1
Pennsylvania	7.1
New York	6.3
Massachusetts	6.2
Ohio	5.2
New Jersey	4.8
Virginia	4.5
Nebraska	4.2
Nevada	4.2
Connecticut	3.4
Wyoming	3.2
Wisconsin	3.1
Arizona	3.1
District of Columbia	2.7
Rhode Island	2.7
Puerto Rico	2.2
Tennessee	1.9
Washington	1.9
Michigan	1.8
Louisiana	1.6
Utah	1.5
Maryland	1.5
South Carolina	1.1
West Virginia	1.0
Short-Term Investment	0.6
Idaho	0.1

143.1
Other assets in excess of liabilities	2.0
Liquidation value of remarketed preferred stock	(45.1)

100.0

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2012

(Unaudited)

ASSETS:
Investments, at value (cost $189,977,049)	$206,129,079
Receivables:
Interest	2,987,145
Investment securities sold	35,000
Shares issued from dividend reinvestment	27,985
Other assets	34,349

Total assets	209,213,558

LIABILITIES:
Investment advisory fee (Note 3)	85,115
Administrative fee (Note 3)	16,373
Dividends payable on remarketed preferred stock	1,099
Accrued expenses	64,602

Total liabilities	167,189

Remarketed preferred stock ($.01 par value; 1,300 shares issued and outstanding, liquidation preference $50,000 per share) (Note 6)	$65,000,000

NET ASSETS APPLICABLE TO COMMON STOCK	$144,046,369

CAPITAL:
Common stock, $.01 par value; 599,998,700 shares authorized, 8,510,763 issued and outstanding	$85,108
Additional paid-in capital	120,496,479
Undistributed net investment income	7,027,950
Accumulated net realized gain on investments	284,802
Net unrealized appreciation on investments	16,152,030

Net assets applicable to common stock	$144,046,369

NET ASSET VALUE PER SHARE OF COMMON STOCK	$16.93

DTF TAX-FREE INCOME INC.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2012

(Unaudited)

INVESTMENT INCOME:
Interest	$4,751,541

EXPENSES:
Investment advisory fees (Note 3)	513,566
Administrative fees (Note 3)	98,547
Directors’ fees	61,891
Remarketing agent fees	49,291
Professional fees	40,469
Custodian fees	33,888
Reports to shareholders	15,278
Transfer agent fees	18,115
Registration fees	11,821
Other expenses	17,993

Total expenses	860,859

Net investment income	3,890,682

REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	283,881
Net change in unrealized appreciation (depreciation) on investments	5,784,600

Net realized and unrealized gain	6,068,481

DISTRIBUTIONS ON REMARKETED PREFERRED STOCK FROM:
Net investment income	(26,645)
Net realized gains	(4,927)

Total distributions on remarketed preferred stock	(31,572)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$9,927,591

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended April 30, 2012 (Unaudited)	For the year ended October 31, 2011

INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:

Net investment income	$3,890,682	$7,887,496

Net realized gain	283,881	416,741

Net change in unrealized appreciation (depreciation)	5,784,600	(2,523,297)

Distributions on remarketed preferred stock from net investment income	(26,645)	(96,913)

Distributions on remarketed preferred stock from net realized gains	(4,927)	(18,967)

Net increase in net assets applicable to common stock resulting from operations	9,927,591	5,665,060

DISTRIBUTIONS TO COMMON STOCKHOLDERS FROM:

Net investment income	(3,631,367)	(6,766,634)

Net realized gains	(410,893)	(893,139)

Decrease in net assets from distributions to common stockholders	(4,042,260)	(7,659,773)

FROM CAPITAL STOCK TRANSACTIONS:

Shares issued to common stockholders from dividend reinvestment of 3,307 and -0- shares, respectively	56,070	—

Net increase in net assets derived from capital share transactions	56,070	—

Total increase (decrease) in net assets	5,941,401	(1,994,713)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:

Beginning of period	138,104,968	140,099,681

End of period (including undistributed net investment income of $7,027,950 and $6,795,280, respectively)	$144,046,369	$138,104,968

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

FINANCIAL HIGHLIGHTS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

PER SHARE DATA:	For the six months ended April 30, 2012 (Unaudited)		For the Year Ended October 31,
			2011	2010	2009	2008	2007
Net asset value, beginning of period	$16.23		$16.47	$15.75	$13.96	$15.88	$16.37

Net investment income(1)	0.46		0.92	0.95	0.98	0.97	0.95
Net realized and unrealized gain (loss)	0.71		(0.25)	0.55	1.49	(2.05)	(0.49)
Distributions on remarketed preferred stock from net investment income	—		(0.01)	(0.02)	(0.04)	(0.24)	(0.29)
Distributions on remarketed preferred stock from net realized gains	—	(2)	— (2)	—	—	—	—

Net increase (decrease) from investment operations	1.17		0.66	1.48	2.43	(1.32)	0.17

Distributions on common stock from:
Net investment income	(0.42)		(0.80)	(0.76)	(0.64)	(0.60)	(0.66)
Net realized gains	(0.05)		(0.10)	—	—	—	—

Total distributions on common stock	(0.47)		(0.90)	(0.76)	(0.64)	(0.60)	(0.66)

Net asset value, end of period	$16.93		$16.23	$16.47	$15.75	$13.96	$15.88

Per share market value, end of period	$17.06		$15.54	$16.06	$14.10	$11.25	$13.97

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:(3)
Operating expenses	1.22	%(4)	1.23%	1.25%	1.32%	1.35%	1.42%
Net investment income	5.52	%(4)	5.90%	5.91%	6.52%	6.28%	5.95%
SUPPLEMENTAL DATA:
Total return on market value(5)	12.98%		2.73%	18.57%	31.62%	(15.78%)	(2.69%)
Total return on net asset value(6)	6.73%		4.36%	9.64%	17.54%	(8.76%)	0.82%
Portfolio turnover rate	5%		6%	12%	26%	5%	13%
Net assets applicable to common stock, end of period (000’s omitted)	$144,046		$138,105	$140,100	$133,956	$118,757	$135,098
Asset coverage per share of preferred stock, end of the period	$160,805		$156,235	$157,769	$153,043	$141,352	$153,921
Preferred stock outstanding (000’s omitted)	$65,000		$65,000	$65,000	$65,000	$65,000	$65,000

(1)	Based on average number of shares of common stock outstanding.
(2)	Amount per share is less than $0.01.
(3)

Ratios calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets applicable to common stock. Ratios do not reflect the effect of distributions on remarketed preferred stock.

(4)	Annualized.
(5)

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Brokerage commissions are not reflected.

(6)

Total return on net asset value assumes a purchase of common stock at the net asset value on the first business day and a sale at the closing net asset value on the last business day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value on each valuation date for each dividend reinvested under the Fund’s dividend reinvestment plan.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS

April 30, 2012

(Unaudited)

Note 1. Organization

DTF Tax-Free Income Inc. (the “Fund”) was organized in Maryland on September 24, 1991 as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Securities Valuation: The Fund values its fixed income securities by using valuation data provided by an independent pricing service, market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at fair value using a procedure determined in good faith by the Board of Directors and are generally classified as Level 2 or 3.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation and are classified as Level 1. Short-term investments having a maturity of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates market value and are classified as Level 2.

B. Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income and net capital gains to its shareholders. Therefore, no provision for federal income tax or excise tax is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for each of the four years in the period ended October 31, 2011 are subject to such review.

D. Dividends and Distributions: The Fund will declare and pay dividends on its common stock monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends on the Fund’s preferred stock are accrued and paid on a weekly basis and are determined as described in Note 6.

The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

E. Reclassification of Capital Accounts: U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the six months ended April 30, 2012, there were no reclassifications between components of net assets caused by permanent differences.

F. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2012

(Unaudited)

Note 3. Agreements and Management Arrangements

A. Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), a subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The investment advisory fee is payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

B. Administrator: The Fund has an Administration Agreement with J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard”). The administration fee is payable monthly at an annual rate of 0.14% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

C. Directors: The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for certain meetings of the board or committees of the board attended. Total fees paid to directors for the six months ended April 30, 2012 were $61,891.

D. Affiliated Shareholders: At April 30, 2012, Virtus Partners Inc. held 24,977 shares of the Fund. This represents 0.29% of the Fund’s outstanding shares on this date. These shares may be sold at any time.

Note 4. Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2012 aggregated $11,297,441 and $9,195,000, respectively.

Note 5. Distributions and Tax Information

At April 30, 2012, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$189,694,544	$17,790,530	($1,355,995)	$16,434,535

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows:

10/31/2011
Distributions paid from:
Tax-exempt income	$6,838,551
Ordinary income	24,996
Long-term capital gains	912,106

Total distributions	$7,775,653

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

The tax character of the distributions paid in 2012 will be determined at the Fund’s fiscal year end, October 31, 2012.

Note 6. Remarketed Preferred Stock

The Fund’s Charter authorizes the issuance of Remarketed Preferred Stock (“RP”). Accordingly, the Fund issued 1,300 shares of RP on February 4, 1992. The RP has a liquidation value of $50,000 per share plus any accumulated but unpaid dividends.

Dividends on shares of RP are cumulative from their date of original issue and payable on each dividend payment date. Since February 2008, the short-term auction and remarketed preferred stock market has been ineffective at matching buyers with sellers. This has impacted the Fund’s RP shares. The RP shares dividend rate was reset to the maximum applicable rate. These maximum dividend rates ranged from 0.022% to 0.363% during the six months ended April 30, 2012. A failed remarketing is not an event of default for the Fund, but it is a liquidity event for the holders of its RP shares. Recent auction and RP market liquidity problems have triggered

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2012

(Unaudited)

numerous failed auctions and remarketings for many closed-end funds. A failed remarketing occurs when there are more sellers of RP shares than buyers. It is impossible to predict how long this imbalance will last. A successful remarketing of the Fund’s RP shares may not occur for a long period of time, if ever. Even if the RP market becomes more liquid, the holders of the Fund’s RP shares may not have the amount of liquidity they desire or the ability to sell the RP shares at par.

Under the 1940 Act, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

The RP is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared. The RP is also subject to a mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Fund’s Charter are not satisfied.

The holders of RP have voting rights equal to the holders of common stock (one vote per share) and generally vote together with holders of common stock as a single class. However, holders of RP are also entitled, voting as a separate class, to elect two of the Fund’s directors. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding shares of preferred stock, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred stock, and (b) take certain actions requiring a vote of security holders, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 7. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 8. Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements and the valuation processes used by the reporting entity categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management will add the required disclosure when ASU No. 2011-04 is adopted.

Note 9. Subsequent Events

Subsequent to April 30, 2012, dividends paid on preferred stock totaled $12,493 through June 15, 2012. On May 10, 2012, the Fund announced a dividend of $0.07 per share of common stock payable on June 29, 2012, July 31, 2012 and August 31, 2012 to common shareholders of record on June 15, 2012, July 16, 2012 and August 15, 2012. Management has evaluated the impact all subsequent events on the Fund through the date the financial statements were issued and has determined that, other than those described above, there were no subsequent events requiring recognition or disclosure in these financial statements.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of three Independent Directors and acts under a written charter that was most recently amended on May 11, 2011. A copy of the charter is available on the Fund’s website at www.dtffund.com and in print to any shareholder who requests it.

The Contracts Committee, assisted by the advice of independent legal counsel, conducted an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to continue the investment advisory agreement for a one-year term ending April 30, 2013.

In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund, such as the use of leverage in the form of the Fund’s remarketed preferred stock, and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also acknowledged the unprecedented disruption of the credit and capital markets during the recent period and the commendable skill shown by the Adviser and its personnel in managing the Fund’s portfolio in the face of such extraordinary challenges. The Contracts Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund and noted an almost total lack of turnover. In the Contracts Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Adviser provided the Contracts Committee with performance information for the Fund for various periods, measured against two benchmarks: the Barclays Capital Municipal Bond Index and the Lipper Leveraged Municipal Debt Funds Average. The Committee noted that the Fund’s net asset value performance had outperformed the Barclays Index for the most recent 1-, 3- and 5-year periods and was generally comparable to the Lipper average for the most recent 5-year period.

Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from their relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Lipper Fiduciary Services, an independent provider of investment company data, to furnish a report comparing the Fund’s advisory fee and other expenses to the similar expenses of other municipal debt funds. The Contracts Committee noted that the Fund’s advisory fees, as a percentage of leveraged and non-leveraged assets, were close to the comparison group median. The Adviser also furnished the Contracts Committee with copies of its financial statements. In reviewing those financial statements, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was within the range that courts had found reasonable. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee concluded that currently the Fund is not sufficiently large to realize benefits from economies of scale with fee breakpoints. However, the Contracts Committee noted that the transition to a single administrator for the complex of three closed-end funds advised by the Adviser had streamlined the operations of the Fund. The Contracts Committee encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.

Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to the fees it charges to investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate ranks slightly above the median. The advisory fee structure for the Adviser’s other investment company clients ranges from 32 basis points to 100 basis points. The advisory fee structure for the Adviser’s institutional separately managed accounts ranges from 6 basis points for passively managed equity accounts to 85 basis points for actively managed specialized real estate securities accounts. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to institutional accounts. Specifically, in providing services to the Fund, the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for external reporting (including quarterly and semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, (6) manage the use of financial leverage and (7) respond to unanticipated issues such as the recent problems with the preferred stock auction markets. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that comparisons between the two fee structures would not be appropriate or meaningful.

Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund. As a fixed-income fund, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes.

Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a one-year term ending April 30, 2013. On February 21, 2012, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the independent directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a one-year term ending April 30, 2013.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

Although the Fund does not typically hold voting securities, the Fund’s Board of Directors has adopted proxy voting policies and procedures whereby Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), would review any proxy solicitation materials on a case-by-case basis and would vote any such securities in accordance with the Adviser’s good faith belief as to the best interests of the Fund and its shareholders. These proxy voting policies and procedures may be changed at any time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website www.dtffund.com or on the SEC’s website www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.dtffund.com.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on May 9, 2012. The following is a description of the matter voted upon at the meeting and the number of votes cast on the matter:

	Shares Voted For	Shares Withheld
To elect four directors to serve until the Annual Meeting in the year indicated below or until their successors are duly elected and qualified:
Stewart E. Conner (2015)	7,714,379	124,644
Eileen A. Moran (2015)	6,894,092	944,931
David J. Vitale (2015)	6,794,744	1,044,279
Nancy Lampton*	34	0

*	Elected by the holders of the Fund’s preferred stock voting as a separate class. Insufficient shares of the Fund’s preferred stock were represented at the meeting to elect Nancy Lampton. However, under the Fund’s charter and bylaws, and under the laws of Maryland, the state in which the Fund is incorporated, Ms. Lampton will continue to serve until a successor is elected and qualifies.

Directors whose term of office continued beyond this meeting are as follows: Robert J. Genetski, Philip R. McLoughlin, Geraldine M. McNamara, Christian H. Poindexter, Carl F. Pollard and Nathan I. Partain.

Board of Directors

David J. Vitale, Chairman

Nancy Lampton, Vice Chairperson

Stewart E. Conner

Robert J. Genetski

Philip R. McLoughlin

Geraldine M. McNamara

Eileen A. Moran

Nathan I. Partain, CFA

Christian H. Poindexter

Carl F. Pollard

Officers

Nathan I. Partain, CFA, President & Chief Executive Officer

T. Brooks Beittel, CFA, Senior Vice President & Secretary

Timothy M. Heaney, CFA, Vice President & Chief Investment Officer

Lisa H. Leonard, Vice President

Alan M. Meder, CFA, CPA, Treasurer & Assistant Secretary

Joyce B. Riegel, Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

Call toll-free (800) 243-4361 ext. 4941

(860) 263-4941

www.dpimc.com

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC

500 West Jefferson Street

Louisville, KY 40202

Call toll-free (888) 878-7845

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Call toll-free (800) 937-5449

Independent Registered Public Accounting Firm

Ernst & Young LLP

155 North Wacker Drive

Chicago, IL 60606

Legal Counsel

Mayer Brown LLP

71 South Wacker Drive

Chicago, IL 60606

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

DTF Tax-Free

Income Inc.

Semi-Annual Report

April 30, 2012

ITEM 2.	CODE OF ETHICS.

Not required as this is not an annual filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not required as this is not an annual filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required as this is not an annual filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required as this is not an annual filing.

ITEM 6.	SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required as this is not an annual filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required as this is not an annual filing.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated April 4, 2012) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)    There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the fiscal year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley

Act of 2002

(b) Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley

Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DTF TAX-FREE INCOME INC.

By (Signature and Title)	/S/ ALAN M. MEDER
Alan M. Meder Treasurer (Principal Financial and Accounting Officer)

Date: June 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ NATHAN I. PARTAIN
Nathan I. Partain President and Chief Executive Officer

Date: June 25, 2012

By (Signature and Title)	/S/ ALAN M. MEDER
Alan M. Meder Treasurer (Principal Financial and Accounting Officer)

Date: June 25, 2012